CyrusOne

Built for Tomorrow. Ready Today.

www.cyrusone.com

First Quarter 2013 Financial Results May 8, 2013 Exhibit 99.2

This presentation contains forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as
“expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,”
“may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including CyrusOne’s Form 10-K and Form 8-Ks. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Highlights
• Revenue of $60M an increase of 15% from Q1 2012
•
Signed leases for 31,000 CSF
(1)
in Q1 2013, compared to 15,000 CSF
(1)
in Q1 2012
• Normalized FFO and AFFO increased 15% and 45% respectively from Q1 2012
• Launch of CyrusOne Texas Internet Exchange (IX)
• Purchased an additional 33 acres of land adjacent to the Houston West data center
First Quarter 2013

Note:
1.
Colocation square feet (CSF) represents NRSF currently leased or available for lease as colocation space, where customers locate their servers and other IT equipment.
Net rentable square feet (NRSF) represent the total square feet of a building currently leased or available for lease based on engineers’ drawings and estimates but does not include space held for development or space used by CyrusOne.
• Acquired two previously leased data centers and under contract to acquire a third leased data center
Pro forma for these acquisitions, owned facilities accounted for 70% of Q1 2013
NOI and 76% of CSF
(1)
as of March 31, 2013

Our Customer Base

11%
3%
36%
15%
18%

49%
51%

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• 76% of annualized rent (1) is from the Fortune 1000 (2)
• 56% of annualized rent (1) is from investment grade companies (2)
• 9 of the Fortune 20 are customers and a total of 119 Fortune
1000 (2) customers
• Niche in large and growing energy vertical
- 5 of the 6 “Supermajor” oil and gas companies
- Need for data sharing = powerful network effects
Revenue Diversity with a Geographic Niche …
Other
Healthcare
IT
Full Service
Customers
Metered Power
Customers
% of Annualized Rent
(1)
… And Equal Mix of Metered Power and Full Service
% of Annualized Rent
(1)
0.5%
1.8%
1.5%
0.6%
0.4%
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
Consistently Low Churn
Recurring Rent Quarterly Churn (3)

Highlights
Telecommunications
Financial Services
Industrial
Energy
9%
8%
1. Annualized Rent represents monthly contractual rent (defined as cash rent including metered power reimbursements) under existing customer leases as of March 31, 2013, multiplied by 12.
2. Customer’s ultimate parent is a Fortune 1000 company or a foreign or private company of equivalent size.
3. Recurring Rent Quarterly Churn is defined as any reduction in recurring rent due to customer terminations, service reductions or net pricing decreases as a percentage of annualized rent at the beginning of the quarter, excluding any impact from metered power reimbursements.
Notes:

Portfolio Update
14% increase in capacity provides inventory for growth
Powered shell of 820,000 NRSF (1) available for incremental development across all markets in addition to existing inventory and 170 acres of land held for development

As of March 31, 2013 As of March 31, 2012
Market
CSF Capacity
(1)
(Sq Ft) % Utilized (2)
CSF Capacity
(1)
(Sq Ft) % Utilized (2)
Cincinnati 395,815 92% 438,830 91%
Dallas 171,100 76% 123,734 84%
Houston 188,602 94% 157,263 99%
Austin 57,078 35% 57,078 30%
Phoenix 36,222 37% - 0%
San Antonio 35,765 62% - 0%
Chicago 23,278 49% 23,278 59%
International 13,200 70% 8,200 23%
Total Footprint 921,060 81% 808,383 85%
Notes
1.
Colocation square feet (CSF) represents NRSF currently leased or available for lease as colocation space, where customers locate their servers and other IT equipment.
Net rentable square feet (NRSF) represent the total square feet of a building currently leased or available for lease based on engineers’ drawings and estimates but does not include space held for development or space used by CyrusOne.
2.   Utilization is calculated by dividing CSF under signed leases for available space (whether or not the contract has commenced billing) by total CSF.
Utilization
(2)
Highlights
• 14% increase in available CSF capacity
(1)
• Total capacity (CSF)
(1)
expanded 21%
excluding decommissioned space at
West Seventh Street
• Utilization
(2)
improved from December 31, 2012
to 81%
• South Ellis Street (Phoenix) is 37% utilized and
has only been open for 3 months
• Houston is 94% utilized; additional capacity of
42,000 CSF
(1)
added in a new building at
Houston West in April 2013
• Doubled capacity in Kestral Way (London) in
Q1 2013 by adding 5,000 CSF
(1)
, pre-leased to
one customer in Q4 2012

Houston West 6

FIVE PROVIDER
MPLS NETWORK
11 TEXAS DATA CENTERS
DALLAS
AUSTIN
HOUSTON
SAN ANTONIO

www.cyrusone.com

CyrusOne Interconnection
Enhancing Asset Value and Tenant Loyalty With Connectivity
Interconnection benefits current customers and drives new customers from underserved markets

• Enterprise IT groups today are stretched -
explosion of big data, applications, and new
technology
• Demands include highly-reliable data centers and
access to efficient global connectivity
• CyrusOne Texas IX enables customers to mix and
match data centers AND get robust, low-latency
interconnectivity
• Interconnection between all metro-enabled sites
within the CyrusOne facility footprint and beyond
• Customers get reduced service costs, improved
speed, and incredible scalability
• High margin revenue

CyrusOne
Built for Tomorrow. Ready Today.

www.cyrusone.com

First Quarter Review

Revenue
First Quarter

0.5%
1.8%
1.5%
0.6%
0.4%
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
Consistently Low Churn
Recurring Rent Quarterly Churn
(1)
Lowest churn in past 5 quarters
($MM)
Highlights
• Revenue growth of 15% for the first quarter of 2013 was driven by:
• Expansion of customer base to 554 customers, an increase of 66 from Q1 2012
• Annualized rent
(2)
increased 17% from Q1 2012
• Existing customers drove 69% of growth
• Leased 31,000 CSF
(3)
in the quarter as compared to 15,000 CSF
(3)
in Q1 2012
• Leased square footage increased 8% from Q1 2012 or 16% excluding the decommissioned
West Seventh Street facility
• 72% of the CSF
(3)
was leased to metered power customers
• Weighted average lease term of 71 months
Notes:
1.
Recurring Rent Quarterly Churn is defined as any reduction in recurring rent due to customer terminations, service reductions or net pricing decreases as a percentage of annualized rent at the beginning of the quarter, excluding any impact from metered power reimbursements.
2.
Annualized Rent represents monthly contractual rent (defined as cash rent including metered power reimbursements) under existing customer leases as of March 31, 2013, multiplied by 12.
3.
Colocation square feet (CSF) represents NRSF currently leased or available for lease as colocation space, where customers locate their servers and other IT equipment. Net rentable square feet (NRSF) represent the total square feet of a building currently leased or available for lease based on engineers’ drawings and estimates but does not include space held for development or space used by CyrusOne.

Profitability Metrics
($MM)
Three Months Ended
March 31,
2013 2012 $ Change %  Change
Net Operating Income (NOI) $40.0 $34.8 $5.2 15%
Adjusted EBITDA $31.5 $28.3 $3.2 11%
Normalized Funds from
Operations (FFO)
$17.2 $14.9 $2.3 15%
Adjusted Funds from
Operations (AFFO)
$17.5 $12.1 $5.4 45%
Highlights:

NOI growth of 15% and strong NOI margin of 67%
Adjusted EBITDA growth of 11%, impacted by additional investment in sales and marketing to support growth and an increase in general and administrative expenses
Normalized FFO and AFFO increased 15% and 45%, respectively, from Q1 2012 from Adjusted
EBITDA growth, lower leasing commissions and lower recurring capital expenditures

$52.8
$52.6
1Q'12
1Q'13
<1%
<1%

•

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Capital Expenditures
First Quarter

• NRSF
(1)
as of Q1 2013 = 1,709,470
• NRSF
(1)
as of Q1 2012 = 1,482,054
May 2013 Update
• Annualized Rent
(3)
for March 2013 of $18.7
million for these facilities
• NOI from owned facilities improves from 62%
for Q1 2013 to pro forma 70% giving effect to
the acquisitions
Highlights
• Acquired 33 acres of land adjacent to Houston West
facility for $18.2 million
• New Houston West facility commissioned in April 2013
with 42,000 CSF
(2)
in first data hall
• Power upgrade projects in Houston, San Antonio, and
Lewisville
•
Completion of office space in Phoenix
Purchased Industrial Road (Florence) and Springer
Street (Lombard) facilities for $16.0 million and under
contract to acquire Metropolis Drive (Austin 2)
($MM)
Recurring Capex
Notes:
1.  Net rentable square feet (NRSF) represent the total square feet of a building currently leased or available for lease based on engineers’ drawings and  estimates but does not include space held for development or space used by CyrusOne.
2.  Colocation square feet (CSF) represents NRSF currently leased or available for lease as colocation space, where customers locate their servers and other IT equipment.
3.  Annualized Rent represents monthly contractual rent (defined as cash rent including metered power reimbursements) under existing customer leases as of March 31, 2013, multiplied by 12.

Net Debt and Dividends
March 31, 2013
Long term debt $525.0
Capital lease obligations 31.0
Less:
Cash and cash equivalents (328.6)
Net debt $227.4
Liquidity $553.6

($MM)
•
No significant debt maturities until 2022
•
Net leverage of 1.8x
(1)
CyrusOne Inc. paid its first dividend of $0.16 per share and share equivalent on
April 15, 2013
Notes:
1.
Calculated as net debt as of March 31, 2013 divided by Adjusted EBITDA for the last quarter annualized.

Guidance
Category 2013 Guidance
Revenue $260 - $270
Adjusted EBITDA $133 - $137
Normalized FFO per diluted common share or
common share equivalent
(1)
$1.15 - $1.25
Capital Expenditures
Development $170 - $180
Recurring $5 - $10
Acquisition of leased facilities $20 - $35
Acquisition of land for future development $20 - $25

Category
CyrusOne is introducing the following guidance for the full year 2013:
($MM) except per share amounts
Notes:
1.
Calculated as if all diluted common shares and common share equivalents were issued and outstanding on January 1, 2013.
The annual guidance provided above represents forward-looking projections, which are based on current economic conditions, internal assumptions about our existing customer base and the supply and demand dynamics of the markets in which CyrusOne operates. Further, the guidance does not include the impact of any future financing, investment or disposition activities.

CyrusOne
Built for Tomorrow. Ready Today.

www.cyrusone.com

See Earnings Release Supplement at www.cyrusone.com for reconciliations of Non-GAAP financial measures

www.cyrusone.com